UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 26, 2025
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
120 Holger Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 29, 2025, Zscaler, Inc. (the "Company") issued a press release announcing its financial results for the third fiscal quarter ended April 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2025, the Company announced the appointment of Kevin Rubin, 50, as the Company’s chief financial officer. Mr. Rubin commenced employment at the Company on May 26, 2025.
Mr. Rubin was the chief financial officer of Alteryx, Inc. from April 2016 to March 2024 and interim chief executive officer from January 2024 to March 2024. Mr. Rubin then served as chief financial officer of BetterUp, Inc. from July 2024 to May 2025.

There is no arrangement or understanding between Mr. Rubin and any other persons pursuant to which Mr. Rubin was selected as an officer. Mr. Rubin does not have any family relationship with any director or executive officer of the Company. Mr. Rubin does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to his offer letter, upon joining the Company, Mr. Rubin will receive a base salary of $470,000 per year and a target annual cash bonus award opportunity under the Company’s Employee Incentive Plan equal to $470,000. In addition, the Compensation Committee of the Board of Directors approved grants to Mr. Rubin pursuant to the Company’s Amended and Restated FY2018 Equity Incentive Plan of (i) restricted stock units valued at $12,600,000 that will vest over a four-year period, (ii) performance stock units valued at $5,400,000 that vest and become exercisable upon the Company’s achievement of certain milestones to be described in the Company’s definitive proxy statement to be filed with the Securities Exchange Commission (the “SEC”) in advance of the next annual meeting of the stockholders of the Company, and (iii) 50,000 option shares that will vest over a four-year period. Each of the grants described herein will be effective on June 3, 2025.

Mr. Rubin will enter into the Company’s standard form of director and officer indemnification agreement and executive change of control and severance policies, which were filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on February 16, 2018 and Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 2, 2024, respectively. Mr. Rubin is also eligible to participate in the Company’s FY2018 Employee Stock Purchase Plan and standard company benefit programs.

The foregoing description of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025. A copy of the Company's press release announcing Mr. Rubin’s appointment is attached hereto as Exhibit 99.2.

Mr. Rubin succeeds Remo Canessa, who previously announced his retirement, effective as of June 2, 2025.

The information contained in Item 2.02 and Item 9.01 in this Current Report on Form 8-K, in addition to Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 29, 2025
99.2	Press release dated May 29, 2025
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

May 29, 2025	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer